Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re: MTI Technology Corporation	CHAPTER 11 (BUSINESS)
15641 Red Hill Ave. Suite 200	Case Number:	SA 07-13347-ES
Tustin, CA 92780	Operating Report Number:	2
Debtor(s).	For the Period November 4 to December 1, 2007*

I. CASH RECEIPTS AND DISBURSEMENTS

A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR DIP OPERATING ACCOUNT REPORTS		1,308,658.74

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR DIP OPERATING ACCOUNT REPORTS		1,091,793.97

3. BEGINNING BALANCE:		$216,864.77

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account #1892034834	630,373.24
Collection of Trade AR	64,647.05
Other - misc wire - Non AR - Zinc Holdings (DIP Funding)	312,072.00
Other - misc checks - Non AR	324.25

TOTAL RECEIPTS THIS PERIOD:		1,007,416.54

5. BALANCE:		1,224,281.31

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	196,856.83

Disbursements (from page 2)	793,993.68

TOTAL DISBURSEMENTS THIS PERIOD:***		990,850.51

7. ENDING BALANCE:		233,430.80

8. General Account Number(s):	#1894071388
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

*	MTI uses the 4-week, 4-week, 5-week fiscal calendar, which means that fiscal November began on November 4, 2007 and ended on December l, 2007.

TOTAL DISBURSEMENTS FROM DIP OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	*Amount Disbursed	Amount
11/05/07		Wire Xfer - Wells Fargo Factoring	Factoring monies owed to Wells Fargo		128,445.21	128,445.21
11/07/07		Xfer to DIP P/R Account (1894071396)	To fund the 11/09/07 payroll	84,000.00		84,000.00
11/09/07		Wire Xfer - IL Dept of Revenue	Sales Tax Payment		425.00	425.00
11/09/07		Wire Xfer - NJ Sales Tax	Sales Tax Payment		3,786.21	3,786.21
11/09/07		Wire Xfer - Wells Fargo Factoring	Factoring monies owed to Wells Fargo		240,050.24	240,050.24
11/09/07		Wire Xfer - First Mercantile Trust (401 k)	to fund the 11/9/07 payroll		2,478.65	2,478.65
11/09/07	3033	Cal Connolly	Expense report # 102107A		23.28	23.28
11/09/07	3034	CT Corporation System	Invoice # 02294804		9,250.00	9,250.00
11/09/07	3035	DE Employment Training Fund	Fees required in the state of Delaware		12.75	12.75
11/09/07	3036	FL Dept of Revenue	Taxes		51.15	51.15
11/09/07	3037	John Ford	Expense report #102607		161.35	161.35
11/09/07	3038	Franchise Tax Board	Employee Garnishments		104.28	104.28
11/09/07	3039	Franchise Tax Board	Employee Garnishments		25.00	25.00
11/09/07	3040	Les Gehl	Expense report # 100707		305.55	305.55
11/09/07	3041	HI State Tax Collector	Taxes		2,072.99	2,072.99
11/09/07	3042	NJ Family Support	Employee Garnishments		148.00	148.00
11/09/07	3043	Thomas P. Raimondi	Expense report # 110307		88.04	88.04
11/09/07	3044	Rhino Logistics Inc.	Invoice # 257		1,040.32	1,040.32
11/09/07	3045	Gary Rice	Expense report # 129.75		129.75	129.75
11/09/07	3046	State Disbursement	Employee Garnishments		383.87	383,87
11/09/07	3047	Jorge Vales	Expense report # 110207		110.91	110.91
11/09/07	3048	Favian Zavalza	Expense report # 102107B		490.82	490.82
11/12/07	3049	United States Treasury	Form 8802		35.00	35.00
11/13/07		Wire Xfer - Commonwealth of MA	Sales Tax Payment		110.66	110.66
11/14/07		Wire Xfer - MT UK	Legal fees for offices		20,000.00	20,000.00
11/16/07		Xfer to DIP P/R Account (1894071396)	To fund the 11/23/07 payroll	86,000.00		86,000.00
11/16/07		Wire Xfer - Wells Fargo Factoring	Factoring monies owed to Wells Fargo		71,625.67	71,625.67
11/16/07	3050	401K Administrators	Invoice # 338		6,500.00	6,500.00
11/16/07	3051	Aramark Refreshment Services	Inv # 20561 & 6054		266.58	266.58
11/16/07	3052	Blue Shield	November 2007 medical expense		17,763.09	17,763.09
11/16/07	3053	Cigna Dental Health	November 2007 dental expense		1,928.39	1,928.39
11/16/07	3054	Mutual of Omaha	November 2007 supplemental insurance expense		1,131.66	1,131.66
11/16/07	3055	Tom Raimondi	Expense reports OCT2707, 111007, 111707		1,376.59	1,376.59
11/16/07	3056	Todd Schaeffer	Invoice # 111		10,880.00	10,880.00
11/16/07	3057	Chih-Hsin Shen	Expense report # 102107		48.51	48.51
11/16/07	3058	NGLIC	November 2007 vision expense		378.86	378.86
11/16/07	3059	Patricia Trimarco	Expense report # 111007		53.41	53.41
11/16/07	3060	UNUM Life	November 2007 supplemental life insurance expense		361.40	361.40
11/16/07	3061	Washington Dept of Revenue	Sales Tax Payment		294.42	294.42
11/16/07	3062	Wright Ford Young & Co	Expense report # 111507		6,500.00	6,500.00
11/19/07		Xfer to General Account (1892034834)	To cover two returned checks by customers	20,000.00		20,000.00
11/20/07		Wire Xfer - Snell & Wilmer LLP	Client matter 53218		45,794.76	45,794.76
11/20/07		Wire Xfer - MTI UK	Beachcroft legal fees		30,576.00	30,576.00
11/20/07		Wire Xfer - Omni Management LLC	10/31/07 Invoice - case administration fees		27,486.88	27,486.88
11/21/07	3063	Hartford Risk Insurance Company	Policy # TE0231076		7,008.75	7,008.75
11/26/07		Wire Xfer - First Mercantile Trust (401 k)	11/23/07 employee payroll contributions		2,648.61	2,648.61
11/26/07		Xfer to DIP P/R Account (1894071396)	To cover checks written on 11/26/07 (see tab IB p2)	6,000.00		6,000.00
11/26/07		Xfer to FLEX Account (1892034958)	To fund the 11/23/07 flexible spending payroll contribution	856.83		856.83
11/27/07	3064	Marsh Risk & Insurance Services	November 2007 business insurance		12,763.00	12,763.00
11/27/07	3065	Frances Poteracki	Employee Garnishments		4,153.00	4,153.00
11/27/07	3066	Franchise Tax Board	Employee Garnishments		25.00	25.00
11/27/07	3067	State Disbursement 04P000583	Employee Garnishments		383.87	383.87
11/29/07		Wire Xfer - Omni Management LLC	10/31/07 invoice balance		41,481.67	41,481.67
11/30/07		Wire Xfer - Wells Fargo Factoring	Factoring monies owed to Wells Fargo		12,395.00	12,395.00
11/30/07	3068	Logix Communication	Invoice # 437458230C		1,064.02	1,064.02
11/30/07	3069	AFCO Premium Acceptance Inc	December D&O Insurance		35,992.15	35,992.15
11/30/07	3070	Comerica Bank	Invoice #612388		185.00	185.00
11/30/07	3071	DirectPointe	December helpdesk payment		10,000.00	10,000.00
11/30/07	3072	Edward Kimbauer	Expense report # 112307		100.00	100.00
11/30/07	3073	Marsh Risk Insurance Services	December Insurance payments		19,771.75	19,771.75
11/30/07	3074	PAETEC	Invoice # 5400412		1,122.09	1,122.09
11/30/07	3075	Scott Poteracki	Expense report # 120107		247.00	247.00
11/30/07	3076	Thomas Raimondi	Expense reports 111707A & 112907		464.87	464.87
11/30/07	3077	Rhino Logistics	Invoice # 260		1,758.11	1,758.11
11/30/07	3078	Martin Roach	Expense report # 102407		85.36	85.36
11/30/07	3079	Savvis, Inc	Inv # 11Z5MAP		600.00	600.00
11/30/07	3080	Cheh-Hsen Shen	Expense report # 101807		112.43	112.43
11/30/07	3081	Patricia Trimarco	Expense reports 111707 & 111707A		232.75	232.75
11/30/07	3082	Todd Schaeffer	Invoice # 112		8,704.00	8,704.00

TOTAL DISBURSEMENTS THIS PERIOD				196,856.83	793,993.68	$990,850.51

D.I.P. OPERATING ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/30/2007	Balance on Statement:	$321,611.13

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
3008	10/24/2007	576.03
3013	11/2/2007	26.50
3023	11/2/2007	191.08
3036	11/9/2007	51.15
3038	11/9/2007	104.28
3039	11/9/2007	25.00
3043	11/9/2007	88.04
3055	11/16/2007	1,376.59
3058	11/16/2007	378.86
3060	11/16/2007	361.40
3065	11/27/2007	4,153.00
3066	11/27/2007	25.00
3067	11/27/2007	383.87
3068	11/30/2007	1,064.02
3069	11/30/2007	35,992.15
3070	11/30/2007	185.00
3071	11/30/2007	10,000.00
3072	11/30/2007	100.00
3073	11/30/2007	19,771.75
3074	11/30/2007	1,122.09
3075	11/30/2007	247.00
3076	11/30/2007	464.87
3077	11/30/2007	1,758.11
3078	11/30/2007	85.36
3079	11/30/2007	600.00
3080	11/30/2007	112.43
3081	11/30/2007	232.75
3082	11/30/2007	8,704.00

TOTAL OUTSTANDING CHECKS:	88,180.33

Bank statement Adjustments:
Explanation of Adjustments-
ADJUSTED BANK BALANCE @ 12/01/07:	$233,430.80

TOTAL DISBURSEMENTS FROM D.I.P. PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount	Amount*
11/09/07		ADP Payroll Services	ACH direct deposit for employees	57,213.99
11/09/07		ADP Payroll Services	Taxes from 11/9/07 payroll	26,721.99
11/13/07	1505	Thomas P. Raimondi	Medical reimbursement	985.50
11/15/07	1506	Rebecca Reed	Separation pay	1,528.95
11/15/07	1507	Rebecca Reed	Post bankruptcy vacation pay	435.69
11/16/07	1508	Rebecca Reed	Tax adjustment	422.43
11/16/07	759239	ADP Payroll Services	11/09/07 processing fees	650.34
11/23/07		ADP Payroll Services	Checks for the 11/23/07 payroll	1,353.60
11/23/07		ADP Payroll Services	ACH direct deposit for employees	55,607.68
11/23/07		ADP Payroll Services	Taxes from 11/23/07 payroll	27,615.84
11/26/07	1509	Thomas P. Raimondi	November Auto Allowance		1,182.60	*
11/26/07	1510	Scott J. Poteracki	November Auto Allowance		739.12	*
11/26/07	1511	Edward W. Kirnbauer	November Auto Allowance		443.48	*
11/26/07	1512	Parthasarathy Subramenian	Separation pay		2,641.82	*
11/30/07	785879	ADP Payroll Services	11/23/07 processing fees	315.69

		TOTAL DISBURSEMENTS THIS PERIOD:		172,851.70	5,007.02

*	Total of Manual checks not yet processed through a regular ADP payroll run prior to period ending date (ADP generates the general ledger entries for the cash account) = Cash is outstanding but G/L does not yet show these amounts as cash outstanding

D.I.P. PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/30/2007	Balance on Statement:	$11,757.71

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
4	11/23/2007	107.69
5	11/23/2007	101.89
6	11/23/2007	87.57
10	11/23/2007	117.53
11	11/23/2007	99.58
12	11/23/2007	75.21
13	11/23/2007	102.56
14	11/23/2007	48.90
18	11/23/2007	51.27
1505	11/13/2007	985.50
1509	11/26/2007	1,182.60
1510	11/26/2007	739.12
1512	11/26/2007	2,641.82

TOTAL OUTSTANDING CHECKS:	6,341.24

Bank statement Adjustments:	5,007.02

Explanation of Adjustments-
Total of Manual checks not yet processed through a regular ADP payroll run prior to period ending date (ADP generates the general ledger entries for the cash account)
ADJUSTED BANK BALANCE @ 12/01/07 (per the General Ledger):	$10,423.49

I. CASH RECEIPTS AND DISBURSEMENTS

C. D.I.P. TAX ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR D.I.P. TAX ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR D.I.P. TAX ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		0.00

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

	General Sales	0.00

	Total Receipts	0.00
5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	0.00

			0.00

7.	ENDING BALANCE:		0.00

8.	Cash Deposit Account Number(s):	#189071404
		Comerica Bank
	Depository Name & Location:	11512 El Camino Real Ste. 350B
		San Diego, CA 92130

TOTAL DISBURSEMENTS FROM D.I.P. TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transfer’d	Amount Disbursed	Amount

TOTAL DISBURSEMENTS THIS PERIOD:				0.00	0.00	$0.00

D.I.P. TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/30/2007	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________

TOTAL OUTSTANDING CHECKS:	0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 12/01/07:	$0.00

I. CASH RECEIPTS AND DISBURSEMENTS

D. FLEXIBLE SPENDING ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR FSA ACCOUNT REPORTS		29,468.18

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FSA ACCOUNT REPORTS		22,803.01

3.	BEGINNING BALANCE:		6,665.17

4.	RECEIPTS DURING CURRENT PERIOD:
	Transferred from General Acct # 1892034834	10,664.53
	Transferred from DIP Operating Acct # 1894071388	856.83
	Cash from Debtor	0.00
	Other (Specify) _____________________	0.00

	TOTAL RECEIPTS THIS PERIOD:		11,521.36

5.	BALANCE:		18,186.53

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	9,342.30

	TOTAL DISBURSEMENTS THIS PERIOD:		9,342.30

7.	ENDING BALANCE:		8,844.23

8.	General Account Number(s):	#1892034958
		Comerica Bank
	Depository Name & Location:	11512 El Camino Real Ste. 350B
		San Diego, CA 92130

TOTAL DISBURSEMENTS FROM FSA ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check number	Payee or DIP Account	Purpose	*Amount Transferred	** Amount Disbursed	Amount
11/07/07		Tri-Ad Actuaries	Employee flexible spending activity		2,027.81	2,027.81
11/15/07		Tri-Ad Actuaries	Employee flexible spending activity		5,455.54	5,455.54
11/20/07		Tri-Ad Actuaries	Employee flexible spending activity		593.10	593.10
11/30/07		Tri-Ad Actuaries	Employee flexible spending activity		1,265.85	1,265.85

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	9,342.30	$9,342.30

FLEXIBLE SPENDING ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/30/2007	Balance on Statement:	$8,844.23

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
______________________	______________________	______________________
______________________	______________________	______________________

TOTAL OUTSTANDING CHECKS:	0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 12/01/07:	$8,844.23

I. CASH RECEIPTS AND DISBURSEMENTS

E. LOCKBOX ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR LOCKBOX ACCOUNT REPORTS		738,145.95

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOCKBOX ACCOUNT REPORTS		738,145.95

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:
General Sales	439,311.49
Other (Specify) __________________	0.00

TOTAL RECEIPTS THIS PERIOD:		439,311.49

5. BALANCE:		439,311.49

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	439,311.49

Disbursements (from page 2)	0.00

TOTAL DISBURSEMENTS THIS PERIOD:		439,311.49

7. ENDING BALANCE:		0.00

8. General Account Number(s):	#1892037472
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM LOCKBOX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transferred	**Amount Disbursed	Amount
11/5/2007		Auto transferred to General Account 1892034834		119,056.94		119,056.94
11/6/2007		Auto transferred to General Account 1892034834		13,147.95		13,147.95
11/7/2007		Auto transferred to General Account 1892034834		11,800.26		11,800.26
11/8/2007		Auto transferred to General Account 1892034834		18,063.07		18,063.07
11/9/2007		Auto transferred to General Account 1892034834		12,247.12		12,247.12
11/13/2007		Auto transferred to General Account 1892034834		1,006.46		1,006.46
11/14/2007		Auto transferred to General Account 1892034834		55,595.28		55,595.28
11/19/2007		Auto transferred to General Account 1892034834		181,041.10		181,041.10
11/20/2007		Auto transferred to General Account 1892034834		4,277.20		4,277.20
11/23/2007		Auto transferred to General Account 1892034834		5,416.80		5,416.80
11/26/2007		Auto transferred to General Account 1892034834		642.23		642.23
11/29/2007		Auto transferred to General Account 1892034834		12,739.88		12,739.88
11/30/2007		Auto transferred to General Account 1892034834		4,277.20		4,277.20

		TOTAL DISBURSEMENTS THIS PERIOD:		439,311.49	0.00	$439,311.49

LOCKBOX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/30/2007	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________

TOTAL OUTSTANDING CHECKS:	0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 12/01/07:	$0.00

I. CASH RECEIPTS AND DISBURSEMENTS

F. PRE-PETITION GENERAL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR PRE-PETITION GENERAL ACCOUNT REPORTS		841,090.91

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PRE-PETITION GENERAL ACCOUNT REPORTS		649,338.86

3. BEGINNING BALANCE:		191,752.05

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post Filing	0.00
Accounts Receivable - Pre Filing	28,607.58
General Sales	0.00
Transfer from Lockbox Account # 1892037472	439,311.49
Transfer from DIP Operating Account # 1894071388	20,000.00

TOTAL RECEIPTS THIS PERIOD:		487,919.07

5. BALANCE:		679,671.12

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	641,074.13

Disbursements (from page 2)	21,122.68

TOTAL DISBURSEMENTS THIS PERIOD:		662,196.81

7. ENDING BALANCE:		17,474.31

8. Operating Account Number(s):	#1892034834
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transferred	** Amount Disbursed	Amount
11/6/2007		Xfer to Operating Account (1894071388)	To fund the DIP Operating Account	310,808.99
11/9/2007		Xfer to FLEX Account (1892034958)	To fund the Flexible Spending Account	664.53
11/13/2007		Xfer to A/P Account (2176997175)	Auto transferred to our controlled disbursement account-checks clearing	36.36		*
11/14/2007		Comerica Analysis Fees	Bank charges		2,537.88
11/14/2007		Comerica Analysis Fees	Bank charges		73.00
11/16/07		Xfer to FLEX Account (1892034958)	To fund the Flexible Spending Account	10,000.00
11/16/07		Xfer to Operating Account (l894071388)	To fund the DIP Operating Account	102,087.41
11/16/07		Return Item - 4Medica (STOP PMT)	Customer issued stop payment		11,158.80
11/16/07		Return Item - Tufts Univ (STOP PMT)	Customer issued stop payment		7,168.00
11/26/07		Xfer to Operating Account (1894071388)	To fund the DIP Operating Account	217,476.84
11/27/07		LOC Fees	Fees associated with the release of the Letter of Credit for Cartwright lease		185.00

		TOTAL DISBURSEMENTS THIS PERIOD		641,074.13	21,122.68	0.00

*	Pre-petition check #427257 for $36.36 was inadvertently paid by Comerica Bank on 11/13/07 out of the pre-petition Controlled Disbursements account, after the chapter 11 filing. This check, an employee expense reimbursement paid to Kurt Winowich, was issued on 9/27/07.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/30/2007	Balance on Statement:	$17,474.31

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________
______________________	______________________	______________________

TOTAL OUTSTANDING CHECKS:	0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 12/01/07:	$17,474.31

I. CASH RECEIPTS AND DISBURSEMENTS

G. OLD PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR OLD PAYROLL ACCOUNT REPORTS		(1,105.01)

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR OLD PAYROLL ACCOUNT REPORTS		1,431.05

3. BEGINNING BALANCE:		(2,536.06)

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from Operating Acct	0.00
Other (Specify)	0.00

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		(2,536.06)

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	519.38

TOTAL DISBURSEMENTS THIS PERIOD:		519.38

7. ENDING BALANCE:		(3,055.44)

8. General Account Number(s):	#1892034875
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM OLD PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number/ Inv #	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
11/30/2007	792421	ADP Payroll Fees	IIR Perspective Fees		519.38	519.38

		TOTAL DISBURSEMENTS THIS PERIOD		0.00	519.38	$519.38

I. CASH RECEIPTS AND DISBURSEMENTS

H. CONTROLLED DISBURSEMENT ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CONTROLLED DISBURSEMENT ACCOUNT REPORTS		(6,141.71)

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CONTROLLED DISBURSEMENT ACCOUNT REPORTS		35.72

3. BEGINNING BALANCE:		(6,177.43)

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from Cash Deposit Acct	0.00
General Sales	0.00
Cash from Debtor	0.00
Automatic Transfer from General Account # 1892034834	36.36

TOTAL RECEIPTS THIS PERIOD:		36.36

5. BALANCE:		(6,141.07)

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other Accounts (from page 2)	0.00

Disbursements (from page 2)	0.00

TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7. ENDING BALANCE:		(6,141.07)

8. General Account Number(s):	#2176997175
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste.350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM CONTROLLED DISBURSEMENT ACCOUNT FOR CURRENT PERIOD

mm/dd/yyyy	Check Number/ Inv #	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount

TOTAL DISBURSEMENTS THIS PERIOD				0.00	0.00	$0.00

*	Pre-petition check #427257 for $36.36 was inadvertently paid by Comerica Bank on 11/13/07 out of the pre-petition Controlled Disbursements account, after the chapter 11 filing. This check, an employee expense reimbursement paid to Kurt Winowich, was issued on 9/27/07.

I. J. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	D.I.P. Operating Account:	233,430.80
	D.I.P. Payroll Account:	10,423.49
	D.I.P. Tax Account	0.00
	Flexible Spending Account:	8,844.23
	Lockbox Account:	0.00
	Pre-Petition General Account:	17,474.31
	Old Payroll Account:	(3,055.44)
	Old Controlled Disbursement Account:	(6,141.07)
*Other Monies:

	Petty Cash Account Balance:	594.60

TOTAL CASH AVAILABLE:			261,570.92

Petty Cash Transactions:

Date	Purpose	Amount
11/6/2007	Fed Ex mailing (AFCO insurance payment)	22.83
11/13/2007	Paper for copier, water/soda for meetings	45.55
11/14/2007	I.T. drive for email	100.00
11/15/2007	1099 Forms	80.35
11/16/2007	Paper for copier	57.09
11/26/2007	Fed Ex mailing	26.68
11/26/2007	Paper for copier	26.81
11/29/2007	Postage & Stamps for office mail	47.32
11/30/2007	Postage paid for mailing personal items	(1.23)

TOTAL PETTY CASH TRANSACTIONS:			405.40

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
JS Northpointe (Tustin)	monthly	21,534.00	in rent abatement period	—
Quakerbridge (NJ)*	monthly	6,547.17	lease to be rejected	—	*
Hall 2611 Internet Assoc (Frisco, TX)*	monthly	4,337.13	lease to be rejected	—	*
Merritt Properties, LLC (VA)*	monthly	6,554.14	lease to be rejected	—	*
Allianz Life Ins (GA)*	monthly	4,322.08	lease to be rejected	—	*
Great Plains Ventures (MA)*	monthly	400.00	lease to be rejected	—	*
O’Hare Centre Venture (IL)*	monthly	2,000.00	lease to be rejected	—	*
Lake Mountain (Austin, TX)*	monthly	24,180.56	lease to be rejected	—	*
Xerox	monthly (approx. amt)	5,430.00	2	—	***
Dell	monthly (approx. amt)	10,526.42	2	—	***
Pitney Bowes	monthly (approx. amt)	1,299.11	lease to be rejected	—	***
AFCO	monthly	35,992.15	—	—
Wells Fargo Bank Factoring (due @ 12/1/07)	periodic (as collected)	104,605.46	—	—

			TOTAL DUE:	0.00

*	Debtor has not paid post-petition amounts on these real property leases - motion to reject these leases is pending

***	For these vendors, MTI calculated the average payment from the past 3 month’s payment data for the filing period of 11/4/07 - 12/1/07; some of the Xerox and Dell leases will be rejected for the property not being used

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	179,737.09

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	n/a
State Withholding	0.00	0.00	n/a
FICA- Employer’s Share	0.00	0.00	n/a
FICA- Employee’s Share	0.00	0.00	n/a
Federal Unemployment	0.00	0.00	n/a
Sales and Use**	0.00	123,757.06	12/7/2007 **
Real Property	0.00	0.00	n/a
Other: ________________

TOTAL:	—	123,757.06

**	VA Sales/Use Tax audit assessment for period 8/1/03 - 7/31/06; is being contested by MTI due to auditor’s method of calculating tax owed

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post-Petition
30 days or less	28,474.00	(171,146.00)
31 - 60 days	94,872.00	1,512,138.00
61 - 90 days		570,457.00
91 - 120 days		423,788.00
Over 120 days		1,726,506.00

TOTAL:	123,346.00	4,061,743.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker’s Compensation	See Attached Summary of Insurance
Casualty
Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		0.00		0.00	0.00

ATTACHMENT TO SCHEDULE V. INSURANCE COVERAGE

SUMMARY OF INSURANCE

POLICY NAME	INSURER	Limits of Coverage	States Covered	Policy No.	POLICY TERM	Paid Through
Package: Property, General Liability, Auto	Property: Hartford Casualty Company Auto: Property & Casualty Company of Hartford General Liability: Hartford Insurance Company of the Midwest	Property: $1,370,000	All	72UUNTR7201	6/1/07 - 08	11/30/2007
Deductible: $10,000
EOSL Deductible (CA): $10,000
General Liability: $1,000,000
Deductible: $0
Automobile: $1,000,000
Deductible: $1,000

Umbrella	Hartford Casualty Insurance Company	Limit: $20,000,000 / SIR: $10,000	All	72RHUTR6985	6/1/07 -08	11/30/2007

Errors & Omissions/Internal Liability	Hartford Fire Insurance Company	Limit: $5,000,000 Retention: $250,000	All	TE023107606	6/1/07 - 08	11/30/2007
Retro Date: April 28, 2006

Workers Compensation	Hartford Fire Insurance Company. Hartford Casualty Insurance Company, Hartford Underwriters Insurance Company, Twin City Fire Insurance Company	WC: Statutory Taxes/Fees: Employers: Liability: $1,000,000	IL, MI, PA / AL, AZ, GA, TX, VA / NJ, NY, NC / CA, CO, CT, FL, IN, MA, OR, UT	72WERL5155	6/1/07 - 08	11/30/2007

Foreign Liability	Ace American Insurance Company	Property: $4,178,023	All	72HIPTR1720	6/1/07 - 08	11/30/2007
Deductible: $5,000
Automobile: $1,000,000
Deductible: $1,000
GL: $1,000,000
WC: Statutory
EL: $1,000,000
Kidnap & Extortion: $50,000
Local Admitted:

Marine Cargo	St. Paul Travelers	Limit: $2,500,000	All	TBD	6/1/07 - 08	11/30/2007
Deductible:
Exhibitions/Samples: $1,000
Data Center Moves: $10,000
In Transit: $50,000

Directors & Officers Liability-Primary ($5M)	Carolina Casualty Insurance Co (Monitor)	Limit $5,000,000 Retentions:	All	1739420	6/30/07 - 6/30/08	11/30/2007
$0/$250,000
$0/$100,000

Directors & Officers Liability-1st Excess ($10M xs of $5M)	XL Specially insurance Company	Limit: 10,000,000 Retentions: As per underlying	All	ELU098936-07	6/30/07 - 6/30/08	11/30/2007

Directors & Officers Liability-2nd Excess ($5M xs of $15M)	Hudson Insurance Company	Limit: 5,000,000 Retentions: As per underlying	All	N-0303-1912-0630	6/30/07 - 6/30/08	11/30/2007

Directors & Officers Liability-3rd Excess (Classic-A)	XL Specialty Insurance Company	Limit: 5,000,000 Retentions: As per underlying	All	ELU098931-07	6/30/07 - 6/30/08	11/30/2007

Fiduciary Liability	Federal Insurance Company (Chubb)	Limit: 3,000,000 Retention: $10,000	All	8134-3074	6/30/07 - 6/30/08	11/30/2007

Crime	St. Paul Fire and Marine Insurance Co	Limit: 1,000,000 Credit Card: $250,000 Claims Exp: $1,000 Deductibles: $50,000 K&R/Employee Benefit $25,000 Credit Card: $0	All	494CF0598	6/30/07 - 6/30/08	11/30/2007

Kidnap & Ransom (Note: Policy expires in 2008 and was not placed in the 2006-2007 year)	St. Paul Fire and Marine Insurance Co	Limit; 1,000,000 R&R: $50,000 Personal Accident $100,000-$500,000 Deductible: $0	All	412CF0437	6/30/05 - 6/30/08	11/30/2007

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation*	Authorized Gross Compensation**	Gross Compensation Paid During the Month
Thomas P. Raimondi	11/1/2007	$30,769.22	15,384.61
Scott J. Poteracki	11/1/2007	$20,769.24	10,384.62
Edward Kimbauer	11/1/2007	$12,307.70	6,153.85
Thomas P. Raimondi	11/1/2007	Medical Reimbursement	1,000.00
Thomas P. Raimondi	11/1/2007	November Auto Allowance	1,200.00
Scott J. Poteracki	11/1/2007	November Auto Allowance	750.00
Edward W. Kimbauer	11/1/2007	November Auto Allowance	450.00

*	The expiration of the 15 day period following the service of the Notices of Insider Compensation.

**	hi-weekly amount multiplied by the number of payroll dates in the fiscal month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation*	Description	Amount Paid During the Month
Thomas P. Raimondi	11/1/2007	Expense report # 110307	88.04
Thomas P. Raimondi	11/1/2007	Expense reports OCT2707, 111007, 111707	1,376.59
Edward Kimbauer	11/1/2007	Expense report # 112307	100.00
Scott J. Poteracki	11/1/2007	Expense report # 120107	247.00
Thomas P. Raimondi	11/1/2007	Expense reports 111707A & 112907	464.87

*	The expiration of the 15 day period following the service of the Notices of Insider Compensation.

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month		Cumulative Post-Petition
Sales & Service Revenue:	(11/4/07-12/1/07)
Product Sales	(47,862	)*	(47,862)
Service Sales	462,729	**	462,729

Total	414,867		414,867

Cost of Goods Sold:
Product COS	(649	)*	(649)
Service COS	271,664	**	271,664

Total	271,014		271,014

Gross Profit	143,853		143,853
Other Operating Income (Itemize)	—		—
Operating Expenses:
Payroll – Insiders	32,923		32,923
Payroll & Benefits- Other Employees	171,181		611,128
Depreciation / Amortization and rent	69,646		134,115
Insurance	46,948		82,159
Consulting / Legal / Professional	51,280		557,448
Office Services & Supplies	24,902		77,116
Repairs and Maintenance	32,786		93,082
Travel and Entertainment (Itemize)	2,142		50,582
Miscellaneous Operating Expenses (Itemize)	3,843		12,395

Total Operating Expenses	435,650		1,650,947

Net Gain/(Loss) from Operations	(291,798)		(l,507,095)

Non-Operating Income:
Interest Income	—		—
Net Gain on Sale of Assets (Itemize)	—		—
Other (Itemize) - IL Dept of Revenue refund	19		19

Total Non-Operating income	19		19

Non-Operating Expenses:
Interest Expense	25,576		25,576
Legal and Professional (Itemize)	240,339		428,339
Other (Itemize) - Income Tax Expense	9,250		25,141

Total Non-Operating Expenses	275,165		479,056

NET INCOME/(LOSS)	(566,944)		(1,986,132)

ITEMIZATION OF LEGAL AND PROFESSIONAL EXPENSES - NON OPERATING

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount
11/8/2007	wire	ZINC HOLDINGS LLC	Fees in connection with DIP Financing	75,000
11/15/2007	wire	MTI/UK	Fees in connection with Sale of Europe	20,000
11/20/2007	wire	MTI/UK	Fees in connection with Sale of Europe	30,576
11/20/2007	wire	Snell & Wilmer	Fees in connection with Canopy Group	45,795
11/20/2007	wire	Omni Management Group	Bankruptcy management fees	27,487
11/29/2007	wire	Omni Management Group	Bankruptcy management fees	41,481

				240,339

ITEMIZATION OF MISCELLANEOUS EXPENSES - OPERATING

Date mm/dd/yyyy	Invoice Number	Payee or DIP account	Purpose	Amount

X. BALANCE SHEET

(ACCRUAL BASIS ONLY) – DECEMBER 1, 2007 (NOVEMBER 2007)

	Current Month End
ASSETS
Current Assets:
Cash	261,571
Accounts Receivable: Trade	4,061,743
Accounts Receivable: Wells Fargo Bank Factoring	(95,844)	(factored invoices for which we received cash in advance of customer payment)
Accounts Receivable: Allowance for Doubtful Accounts	(817,694)
Other Current Receivable	85,086
Income Tax Receivable	15,851
Inventory	633,274
Prepaid Expenses	1,453,176
Intercompany Receivables	5,603,275

Total Current Assets		11,200,438

Property, Plant, and Equipment	14,307,136
Accumulated Depreciation/Depletion	(13,882,574)

Net Property, Plant, and Equipment		424,561

Other Assets (Net of Amortization):
Goodwill	13,439,931
Other Intangibles	2,489,167
Investments	19,604,887
Other (Itemize)
Deposits	139,692
Prepaid Maintenance: Long-Term	272,064
Suspense - Other	26,189

Total Other Assets		35,971,930

TOTAL ASSETS		47,596,929

LIABILITIES
Post-Petition Liabilities:
D.I.P. Funding Payable	1,180,508
Accounts Payable	123,346
Accrued Vacation	17,936
Accrued Sales Taxes Payable	(10,364)
Accrued Salary & PR Taxes	105,060
Accrued Interest Payable	17,717
Income Taxes Payable	4,819

Total Post-Petition Liabilities		1,439,024

Pre-Petition Liabilities:
Secured Liabilities - payable to Canopy	5,166,666
Priority Liabilities	895,818
Unsecured Liabilities: Accounts Payable	7,745,037
Accrued Commissions	192,406
Accrued Other Current	69,126
Accrued Warranty	180,264
Deferred Income	2,656,577
Dividends Payable	8,067,790
Notes payable	1,365,729

Total Pre-Petition Liabilities		26,339,412

TOTAL LIABILITIES		27,778,436

EQUITY:
Pre-Petition Owners’ Equity	22,068,662
Post-Petition Profit/(Loss)	(1,986,132)
Direct Charges to Equity	(264,037)

TOTAL EQUITY		19,818,493

TOTAL LIABILITIES & EQUITY		47,596,929

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes

2.	Has the debtor-in-posession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization? On November 20, 2007, the Debtor conducted an auction of its European stock and achieved a significantly higher overbid then that proposed in the original sale motion. In addition, during this time frame, the Debtor sought and/or obtained final approval for the employment of Clarkson, Gore & Marsella, SEC Counsel and its European counsels (necessary for the closing of the sale of the European stock). The Debtor also sought and obtained a Knudsen Order, and filed motions to reject various executor contracts.

4.	Describe potential future developments which may have a significant impact on the case:

The Debtor’s continued liquidation of its assets and ability to maximize the value thereof will impact the ultimate recovery to unsecured creditors.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. None

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I, Scott Poteracki - CFO, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	CFO For Debtor in Possession